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                                  EXHIBIT 23.1

                          CONSENT OF ERNST & YOUNG LLP
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                                                             Exhibit 23.1


                          Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the CoCensys, Inc. 1996 Equity Incentive Plan of our report dated March 14, 1997, with respect to the consolidated financial statements of CoCensys, Inc. included in its Annual Report on Form 10-K for the year ended December 31, 1996, filed with the Securities and Exchange Commission.

                                        /s/ ERNST & YOUNG LLP


Orange County, California
July 7, 1997